SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 21, 2010

CCO Holdings, LLC
CCO Holdings Capital Corp.
(Exact name of registrants as specified in their charters)

Delaware
Delaware
(State or Other Jurisdiction of Incorporation or Organization)

333-112593	86-1067239
333-112593-01	20-0257904
(Commission File Number)	(I.R.S. Employer Identification Number)

12405 Powerscourt Drive
St. Louis, Missouri   63131
(Address of principal executive offices including zip code)

(314) 965-0555
(Registrants' telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On January 21, 2010, Neil Smit, the principal executive officer of Charter Communications, Inc. (the “Company”),  the indirect parent company of CCO Holdings, LLC and CCO Holdings Capital Corp., resigned as President, Chief Executive Officer and member of the Board of Directors of the Company, effective February 28, 2010.  Michael J. Lovett, the current Chief Operating Officer of the Company, will serve as the interim President and Chief Executive Officer of the Company upon Mr. Smit’s effective departure.

Attached as Exhibit 99.1 is a copy of the related press release.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibits are filed as exhibits:

Exhibit Number	Description

99.1	Press Release dated January 22, 2010 (Incorporated by reference to Exhibit 99.1 to the current report on Form 8-K of Charter Communications, Inc. filed on January 22, 2010 (File No. 000-27927)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CCO Holdings, LLC and CCO Holdings Capital Corp. have duly caused this Current Report to be signed on their behalf by the undersigned hereunto duly authorized.

       CCO HOLDINGS, LLC
       Registrant
       By: CHARTER COMMUNICATIONS, INC., Sole Manager

Dated: January 22, 2010

By:/s/ Kevin D. Howard Name: Kevin D. Howard Title: Senior Vice President - Finance, Controller and Chief Accounting Officer

          CCO HOLDINGS CAPITAL CORP.
              Registrant

Dated: January 22, 2010

By:/s/ Kevin D. Howard Name: Kevin D. Howard Title: Senior Vice President - Finance, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated January 22, 2010 (Incorporated by reference to Exhibit 99.1 to the current report on Form 8-K of Charter Communications, Inc. filed on January 22, 2010 (File No. 000-27927)).